SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                DATE OF EARLIEST EVENT REPORTED: August 22, 2003




                                   MCSi, INC.
    (Exact name of registrant as specified in its articles of incorporation)



          MARYLAND                     000-21561                 31-1001529
(State or other jurisdiction          (Commission             (I.R.S. employer
      of incorporation)               file number)           identification no.)




                2975 Northwoods Parkway, Norcross, Georgia 30071
                    (Address or principal executive offices)




                                 (800) 554-5440
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On August 22, 2003, MCSi, Inc. (the "Company") announced that it has filed a plan of reorganization under Chapter 11 of the Bankruptcy Code.

A copy of the press release of the Company announcing the filing of the Company's plan of reorganization under Chapter 11 of the Bankruptcy Code is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial statements.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

99.1 Press Release dated August 22, 2003.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 27, 2003                 MCSi, INC.


                                       By: /s/ D. Gordon Strickland
                                           ------------------------------
                                           D. Gordon Strickland
                                           President and Chief Executive Officer


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                                  Exhibit Index
                                  -------------

Exhibit No.           Description
-----------           -----------
   99.1               Press Release dated August 22, 2003.


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